                                                                    Exhibit 4(a)



  ==========================================================================



                      VIRGINIA ELECTRIC AND POWER COMPANY

                                       TO

                                 CHEMICAL BANK
                                                                         Trustee



                              -------------------

                          SUBORDINATED NOTE INDENTURE

                           Dated as of August 1, 1995


                              -------------------



  ==========================================================================

                      VIRGINIA ELECTRIC AND POWER COMPANY
         Reconciliation and tie between Trust Indenture Act of 1939 and
            Subordinated Note Indenture, dated as of August 1, 1995


   Trust Indenture
     Act Section                                               Indenture Section
(S) 310(a)(1)...............................................    609
       (a)(2)...............................................    609
       (a)(3)...............................................    Not Applicable
       (a)(4)...............................................    Not Applicable
       (b)..................................................    608
                                                                610
(S) 311(b)(4)...............................................    613(a)
       (b)(6)...............................................    613(b)
(S) 312(a)..................................................    701
                                                                702(a)
       (c)..................................................    702(b)
(S) 313(a)..................................................    703(a)
       (b)..................................................    703(b)
       (c)..................................................    703(c)
                                                                704
       (d)..................................................    703(c)
(S) 314(a)..................................................    704, 1007
       (b)..................................................    Not Applicable
       (c)(1)...............................................    102
       (c)(2)...............................................    102
       (c)(3)...............................................    Not Applicable
       (d)..................................................    Not Applicable
       (e)..................................................    102
(S) 315(a)..................................................    601(a)
       (b)..................................................    602
       (c)..................................................    601(b)
       (d)..................................................    601(c)
       (d)(1)...............................................    601(a)(1)
       (d)(2)...............................................    601(c)(2)
       (d)(3)...............................................    601(c)(3)
       (e)..................................................    514
(S) 316(a)..................................................    101
       (a)(1)(A)............................................    502
                                                                512
       (a)(1)(B)............................................    513
       (a)(2)...............................................    Not Applicable
       (b)..................................................    508
(S) 317(a)(1)...............................................    503
       (a)(2)...............................................    504
       (b)..................................................    1003
(S) 318(a)..................................................    107

                               TABLE OF CONTENTS
                                 -------------

                                                                           Page

Parties.......................................................................1
Recitals of the Company.......................................................1

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101. Definitions..................................................... 2
               Act........................................................... 2
               Additional Interest........................................... 2
               Affiliate..................................................... 2
               Authenticating Agent.......................................... 3
               Board of Directors............................................ 3
               Board Resolution.............................................. 3
               Business Day.................................................. 3
               Certificate of a Firm of Independent Public Accountants....... 3
               Commission.................................................... 3
               Company....................................................... 3
               Company Request or Company Order.............................. 3
               Corporate Trust Office........................................ 3
               Corporation................................................... 3
               Defaulted Interest............................................ 3
               Depositary.................................................... 3
               Event of Default.............................................. 3
               Global Securit................................................ 4
               Guarantee..................................................... 4
               Holder........................................................ 4
               Indenture..................................................... 4
               Interest Payment Date......................................... 4
               Junior Subordinated Note...................................... 4
               Maturity...................................................... 4
               Officers' Certificate......................................... 4
               Opinion of Counsel............................................ 4
               Outstanding................................................... 4
               Paying Agent.................................................. 5
               Person........................................................ 5
               Predecessor Security.......................................... 5
               Property Trustee.............................................. 5
               Redemption Date............................................... 5
               Redemption Price.............................................. 5
               Regular Record Date........................................... 5
               Responsible Officer........................................... 6
               Securities Trust.............................................. 6
               Security Register and Security Registrar...................... 6
               Senior Indebtedness........................................... 6
               Special Record Date........................................... 6

               Stated Maturity............................................... 6
               Trust Agreement............................................... 6
               Trust Indenture Act........................................... 6
               Trust Securities.............................................. 6
               Trustee....................................................... 7
               Vice President................................................ 7
Section 102. Compliance Certificates and Opinions............................ 7
Section 103. Form of Documents Delivered to Trustee.......................... 7
Section 104. Acts of Holders................................................. 8
Section 105. Notices, Etc., to Trustee and Company........................... 9
Section 106. Notice to Holders of Junior Subordinated Notes; Waiver.......... 9
Section 107. Conflict with Trust Indenture Act............................... 9
Section 108. Effect of Headings and Table of Contents........................ 9
Section 109. Successors and Assigns.......................................... 9
Section 110. Separability Clause............................................. 9
Section 111. Benefits of Indenture.........................................  10
Section 112. Governing Law.................................................  10
Section 113. Legal Holidays................................................  10
Section 114. Appointment of Agent for Service..............................  10

                                  ARTICLE TWO

                       FORMS OF JUNIOR SUBORDINATED NOTES

Section 201. Forms Generally...............................................  11
Section 202. Form of Trustee's Certificate of Authentication...............  11
Section 203. Junior Subordinated Notes Issuable in the Form of a Global
             Security......................................................  11

                                 ARTICLE THREE

                         THE JUNIOR SUBORDINATED NOTES

Section 301. Amount Unlimited; Issuable in Series..........................  13
Section 302. Execution, Authentication, Delivery and Dating................  14
Section 303. Registration, Registration of Transfer and Exchange...........  16
Section 304. Mutilated, Destroyed, Lost and Stolen Junior Subordinated
             Notes.........................................................  17
Section 305. Payment of Interest; Interest Rights Preserved................  17
Section 306. Persons Deemed Owners.........................................  18
Section 307. Cancellation..................................................  18
Section 308. Computation of Interest.......................................  19

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.......................  20
Section 402. Application of Trust Money....................................  21


                                  ARTICLE FIVE

                                                                           Page


                                    REMEDIES



Section 501. Events of Default.............................................  22
Section 502. Acceleration of Maturity; Rescission and Annulment............  23
Section 503. Collection of Indebtedness and Suits for Enforcement by
             Trustee.......................................................  24
Section 504. Trustee May File Proofs of Claim..............................  24
Section 505. Trustee May Enforce Claims Without Possession of Junior
             Subordinated Notes............................................  25
Section 506. Application of Money Collected................................  25
Section 507. Limitation on Suits...........................................  25
Section 508. Unconditional Right of Holders to Receive Principal, Premium
             and Interest..................................................  26
Section 509. Restoration of Rights and Remedies............................  26
Section 510. Rights and Remedies Cumulative................................  26
Section 511. Delay or Omission Not Waiver..................................  27
Section 512. Control by Holders of Junior Subordinated Notes...............  27
Section 513. Waiver of Past Defaults.......................................  27
Section 514. Undertaking for Costs.........................................  28
Section 515. Waiver of Stay or Extension Laws..............................  28

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601. Certain Duties and Responsibilities...........................  29
Section 602. Notice of Defaults............................................  30
Section 603. Certain Rights of Trustee.....................................  30
Section 604. Not Responsible for Recitals of Issuance of Junior
             Subordinated Notes............................................  31
Section 605. May Hold Junior Subordinated Notes............................  31
Section 606. Money Held in Trust...........................................  31
Section 607. Compensation and Reimbursement................................  31
Section 608. Disqualification; Conflicting Interests.......................  32
Section 609. Corporate Trustee Required; Eligibility.......................  32
Section 610. Resignation and Removal; Appointment of Successor.............  32
Section 611. Acceptance of Appointment by Successor........................  34
Section 612. Merger, Conversion, Consolidation or Succession to Business...  34
Section 613. Preferential Collection of Claims Against Company.............  35
Section 614. Appointment of Authenticating Agent...........................  35

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of Holders.....  37
Section 702. Preservation of Information; Communications to Holders........  37
Section 703. Reports by Trustee............................................  37
Section 704. Reports by Company............................................  38

                                                                           Page

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Company May Consolidate, Etc., Only on Certain Terms..........  39
Section 802. Successor Corporation Substituted.............................  39


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders............  40
Section 902. Supplemental Indentures with Consent of Holders...............  41
Section 903. General Provisions Regarding Supplemental  Indenture..........  41
Section 904. Execution of Supplemental Indentures..........................  42
Section 905. Effect of Supplemental Indentures.............................  42
Section 906. Conformity with Trust Indenture Act...........................  42
Section 907. Reference in Junior Subordinated Notes to Supplemental
             Indentures....................................................  42

                                  ARTICLE TEN

                                   COVENANTS

Section 1001.Payment of Principal and Interest.............................  43
Section 1002.Maintenance of Office or Agency...............................  43
Section 1003.Money for Junior Subordinated Notes Payments to Be Held in
             Trust.........................................................  43
Section 1004.Additional Interest...........................................  44
Section 1005.Corporate Existence...........................................  45
Section 1006.Limitations on Dividend and Certain Other Payments............  45
Section 1007.Statement as to Compliance....................................  45
Section 1008.Waiver of Certain Covenants...................................  46

                                 ARTICLE ELEVEN

                    REDEMPTION OF JUNIOR SUBORDINATED NOTES

Section 1101.Applicability of Article......................................  47
Section 1102.Election to Redeem; Notice to Trustee.........................  47
Section 1103.Selection by Trustee of Junior Subordinated Notes to Be
             Redeemed......................................................  47
Section 1104.Notice of Redemption..........................................  47
Section 1105.Deposit of Redemption Price...................................  48
Section 1106.Junior Subordinated Notes Payable on Redemption Date..........  48
Section 1107.Junior Subordinated Notes Redeemed in Part....................  49

                                                                           Page

                                 ARTICLE TWELVE

                                 SINKING FUNDS

Section 1201.Applicability of Article......................................  50
Section 1202.Satisfaction of Sinking Fund Payments with Junior
             Subordinated Notes............................................  50
Section 1203.Redemption of Junior Subordinated Notes for Sinking Fund......  50

                                ARTICLE THIRTEEN

                                 SUBORDINATION

Section 1301.Junior Subordinated Notes Subordinate to Senior Indebtedness..  51
Section 1302.Payment of Proceeds Upon Dissolution, Etc.....................  51
Section 1303.No Payment When Senior Indebtedness In Default................  52
Section 1304.Payment Permitted If No Default...............................  52
Section 1305.Subrogation To Rights of Holders of Senior Indebtedness.......  52
Section 1306.Provisions Solely To Define Relative Rights...................  53
Section 1307.Trustee To Effectuate Subordination...........................  53
Section 1308.No Waiver of Subordination Provisions.........................  53
Section 1309.Trust Moneys Not Subordinated.................................  54
Section 1310.Notice to the Trustee.........................................  54
Section 1311.Reliance On Judicial Order or Certificate of Liquidating Agent  54
Section 1312.Trustee Not Fiduciary For Holders of Senior Indebtedness......  55
Section 1313.Rights of Trustee As Holder of Senior Indebtedness;
             Preservation Of Trustee's Rights..............................  55
Section 1314.Article Applicable To Paying Agents...........................  55
Section 1315.Reliance by Holders of Senior Indebtedness on Subordination
             Provisions....................................................  55

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

Section 1401.No Recourse Against Others....................................  56
Section 1402.Set-Off.......................................................  56
Section 1403.Assignment; Binding Effect....................................  56
Section 1404.Additional Interest...........................................  56

     SUBORDINATED NOTE INDENTURE, dated as of August 1, 1995, between VIRGINIA ELECTRIC AND POWER COMPANY, a public service corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein called the "Company"), having its principal office at One James River Plaza, Richmond, Virginia 23219, and CHEMICAL BANK, a banking corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Subordinated Note Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the Junior Subordinated Notes), to be issued in one or more series as in this Subordinated Note Indenture provided.

     All things necessary to make this Subordinated Note Indenture a valid agreement of the Company, in accordance with its terms, have been done.


     NOW, THEREFORE, THIS SUBORDINATED NOTE INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Junior Subordinated Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Junior Subordinated Notes or of series thereof, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

Section 101.  Definitions.

     For all purposes of this Subordinated Note Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Subordinated Note Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) Trust Securities related to a particular series of Junior Subordinated Notes means the series of Trust Securities the proceeds of the sale of which were loaned to the Company in exchange for such series of Junior Subordinated Notes, and the guarantee related to such series of Trust Securities means the guarantee pursuant to which the Company has guaranteed, to the extent stated therein, the payment of distributions and certain other amounts with respect to such series of Trust Securities.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act", when used with respect to any Holder of a Junior Subordinated Note, has the meaning specified in Section 104.

     "Additional Interest" means (i) such additional amounts as may be required so that the net amounts received and retained by the Holder (if the Holder is a Securities Trust) after paying taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority will not be less than the amounts the Holder would have received had no such taxes, duties, assessments, or other governmental charges been imposed; and (ii) any interest due and not paid on an Interest Payment Date, together with interest thereon from such Interest Payment Date to the date of payment, compounded quarterly, on each Interest Payment Date.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, any Securities Trust organized by the Company shall not be deemed to be an Affiliate of the Company.

     "Authenticating Agent" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Junior Subordinated Notes.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the officers and/or directors of the Company appointed by that board.

     "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee's Corporate Trust Office or Property Trustee's principal corporate trust office is closed for business.

     "Certificate of a Firm of Independent Public Accountants" means a certificate signed by an independent public accountant or a firm of independent public accountants who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountant or firm shall be entitled to rely upon an Opinion of Counsel as to the interpretation of any legal matters relating to such certificate.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Subordinated Note Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Corporate Secretary or an Assistant Corporate Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, New York City, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Subordinated Note Indenture is located at 450 West 33rd Street, New York, New York 10001.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 305.

     "Depositary" means, unless otherwise specified by the Company pursuant to either Section 203 or 301, with respect to Junior Subordinated Notes of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

     "Event of Default" has the meaning specified in Section 501.

     "Global Security" means with respect to any series of Junior Subordinated Notes issued hereunder, a Junior Subordinated Note that is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with Section 203 of this Indenture and any indenture supplemental hereto.

     "Guarantee" means a Guarantee Agreement, if any, executed and delivered by the Company for the benefit of the holders from time to time of all or a portion of the Trust Securities of a Securities Trust.

     "Holder", when used with respect to any Junior Subordinated Note, means the Person in whose name the Junior Subordinated Note is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Junior Subordinated Notes established as contemplated by Section 301.

     "Interest Payment Date", when used with respect to any series of Junior Subordinated Notes, means the fixed dates established for the payment of interest thereon, as provided in the supplemental indenture for such series.

     "Junior Subordinated Note" has the meaning stated in the first recital of this Indenture and more particularly means any Junior Subordinated Notes authenticated and delivered under this Indenture.

     "Maturity", when used with respect to any Junior Subordinated Note, means the date on which the principal of such Junior Subordinated Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Corporate Secretary or an Assistant Corporate Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Outstanding", when used with respect to Junior Subordinated Notes, means, as of the date of determination, all Junior Subordinated Notes theretofore authenticated and delivered under this Indenture, except:

          (i) Junior Subordinated Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Junior Subordinated Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Junior Subordinated Notes; provided that if such Junior Subordinated Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Junior Subordinated Notes that have been paid or in exchange for or in lieu of which other Junior Subordinated Notes have been authenticated and delivered pursuant to this Indenture, other than any such Junior Subordinated Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Junior Subordinated Notes are held by a bona fide purchaser in whose hands such Junior Subordinated Notes are valid obligations of the Company; and

          (iv) Junior Subordinated Notes, or portions thereof, converted into or exchanged for another security if the terms of such Junior Subordinated Notes provide for such conversion or exchange;

provided, however, that in determining, during any period in which any Junior Subordinated Notes of a series are owned by any Person other than the Company or any Affiliate thereof, whether the Holders of the requisite principal amount of Outstanding Junior Subordinated Notes of such series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Junior Subordinated Notes of such series owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Junior Subordinated Notes that the Trustee knows to be so owned by the Company or an Affiliate of the Company in the above circumstances shall be so disregarded. Junior Subordinated Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Junior Subordinated Notes and that the pledgee is not the Company or any Affiliate of the Company.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Junior Subordinated Notes on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Junior Subordinated Note means every previous Junior Subordinated Note evidencing all or a portion of the same debt as that evidenced by such particular Junior Subordinated Note; and, for the purposes of this definition, any Junior Subordinated Note authenticated and delivered under Section 304 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Junior Subordinated Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Junior Subordinated Note.

     "Property Trustee", when used with respect to the Junior Subordinated Notes of any series, means the Person designated as such in the related Trust Agreement.

     "Redemption Date", when used with respect to any Junior Subordinated Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Junior Subordinated Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Junior Subordinated Notes of any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities Trust" means any statutory business trust formed by the Company or an Affiliate to issue Trust Securities, the proceeds of which will be used to purchase Junior Subordinated Notes of one or more series.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 304.

     "Senior Indebtedness" means, with respect to the Company, (i) any payment due in respect of (a) indebtedness of the Company for money borrowed (including any financial derivative, hedging or futures contract or similar instrument) and
(b) indebtedness evidenced by securities, debentures, bonds, notes or other similar instruments issued by the Company which, by their terms, are senior or senior subordinated debt securities including, without limitation, all obligations under its indentures with various trustees; (ii) all capital lease obligations; (iii) all obligations issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business and long-term purchase obligations); (iv) all obligations for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through
(iv) above of other persons the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Junior Subordinated Notes and (2) any unsecured indebtedness between or among the Company or its Affiliates. Such Senior Indebtedness shall continue to be entitled to the benefits of the subordination provisions contained in Article Thirteen irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

     "Special Record Date" for the payment of any Defaulted Interest on the Junior Subordinated Notes of any series means a date fixed by the Trustee pursuant to Section 305.

     "Stated Maturity", when used with respect to any Junior Subordinated Note or any installment of principal thereof or interest thereon, means the date specified in such Junior Subordinated Note as the fixed date on which the principal of such Junior Subordinated Note or such installment of principal or interest is due and payable.

     "Trust Agreement", when used with respect to a Securities Trust, means the agreement or instrument that governs the affairs of such Securities Trust.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Trust Indenture Act or provision, as the case may be, as amended or replaced from time to time.

     "Trust Securities" means the securities issued by a Securities Trust evidencing the entire beneficial interest therein.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Junior Subordinated Notes pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Junior Subordinated Notes of any series shall mean the Trustee with respect to Junior Subordinated Notes of that series.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of

Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The principal amount and serial numbers of Junior Subordinated Notes held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Junior Subordinated Note shall bind every future Holder of the same Junior Subordinated Note and the Holder of every Junior Subordinated Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Junior Subordinated Note.

     (e) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (f) If the Company shall solicit from the Holders of Junior Subordinated Notes of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Junior Subordinated Notes entitled to take such Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such Act may be sought or given before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders of Junior Subordinated Notes for the purpose of determining whether Holders of the requisite proportion of Junior Subordinated Notes of such series Outstanding have authorized or agreed or consented to such Act, and for that purpose the Junior Subordinated Notes of such series Outstanding shall be computed as of such record date.

Section 105.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder of a Junior Subordinated Note or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Corporate Secretary, at One James River Plaza, Richmond, Virginia 23219, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders of Junior Subordinated Notes; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Junior Subordinated Notes of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Junior Subordinated Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required to be a part of and govern this Indenture, such required provision shall control.

Section 108.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

     In case any provision in this Indenture or the Junior Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

     Nothing in this Indenture or the Junior Subordinated Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Junior Subordinated Notes and, to the extent provided in Section 1403, the holders of Senior Indebtedness or Trust Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

     This Indenture and the Junior Subordinated Notes shall be governed by, and construed in accordance with, the internal laws of the State of New York.

Section 113.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Junior Subordinated Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Junior Subordinated Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated

Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114.  Appointment of Agent for Service.

     By the execution and delivery of this Indenture, the Company hereby appoints the Trustee as its agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, New York City, arising out of or relating to the Junior Subordinated Notes or this Indenture. Service of process upon such agent at the office of such agent at 450 W. 33rd Street, New York, New York 10001,
Attention: Corporate Trustee Administration Department (or such other address in the Borough of Manhattan, New York City, as may be the Corporate Trust Office of the Trustee), and written notice of such service to the Company by the Person serving the same addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby submits to the jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Junior Subordinated Notes shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the Company with the consent of the Trustee and such successor's acceptance of such appointment. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

     By the execution and delivery of this Indenture, the Trustee hereby agrees to act as such agent and undertakes promptly to notify the Company of receipt by it of service of process in accordance with this Section.

                                  ARTICLE TWO

                      FORMS OF JUNIOR SUBORDINATED NOTES

Section 201.  Forms Generally.

     The Junior Subordinated Notes of each series shall be in substantially the form appended to the supplemental indenture authorizing such series, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Junior Subordinated Notes, as evidenced by their execution of the Junior Subordinated Notes.

     The Junior Subordinated Notes of each series shall be issuable in registered form without coupons.

     The definitive Junior Subordinated Notes may be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Junior Subordinated Notes, as evidenced by their execution of such Junior Subordinated Notes.

Section 202.  Form of Trustee's Certificate of Authentication.

     The form of the Trustee's Certificate of Authentication for a series of Junior Subordinated Notes shall be in substantially the form appended to the supplemental indenture authorizing such series.

Section 203.  Junior Subordinated Notes Issuable in the Form of a Global
Security.

     (a) If the Company shall establish pursuant to Section 301 that the Junior Subordinated Notes of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 302 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Junior Subordinated Notes of such series to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Junior Subordinated Notes represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (v) shall bear a legend in accordance with the requirements of the Depositary.

     (b) Notwithstanding any other provision of this Section 203 or of Section 303, subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Junior Subordinated Notes, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 303, only to a nominee of the Depositary for such Global Security, or to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

     (c) (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Junior Subordinated Notes for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Junior Subordinated Notes of such series in exchange for such Global Security, will authenticate and deliver individual Junior Subordinated Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

          (2) The Company may at any time and in its sole discretion determine that the Junior Subordinated Notes of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Junior Subordinated Notes of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Junior Subordinated Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

          (3) If specified by the Company pursuant to Section 301 with respect to Junior Subordinated Notes issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Junior Subordinated Notes of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,
(A) to each Person specified by such Depositary a new Junior Subordinated Note or Notes of the same series or like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (B) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Junior Subordinated Notes delivered to Holders thereof.

          (4) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Junior Subordinated Notes in definitive form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Junior Subordinated Notes, such Global Security shall be canceled by the Trustee. Except as provided in the preceding subparagraph, Junior Subordinated Notes issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Junior Subordinated Notes to the persons in whose names the Junior Subordinated Notes are registered.

          (5) Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Junior Subordinated Notes represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 302 with respect thereto. Subject to the provisions of Section 302, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 302 has been, or simultaneously is, delivered, any instructions by the Company with respect to such Global Security shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

                                 ARTICLE THREE

                         THE JUNIOR SUBORDINATED NOTES

Section 301.  Amount Unlimited; Issuable in Series.

        The aggregate principal amount of Junior Subordinated Notes which may be authenticated and delivered under this Indenture is unlimited.

        The Junior Subordinated Notes may be issued in one or more series. There may be established, pursuant to one or more indentures supplemental hereto, additional series of Junior Subordinated Notes of any series,

               (1) the title of the Junior Subordinated Notes of the series (which shall distinguish the Junior Subordinated Notes of the series from Junior Subordinated Notes of all other series);

               (2) any limit upon the aggregate principal amount of the Junior Subordinated Notes of the series which may be authenticated and delivered under this Indenture (except for Junior Subordinated Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Junior Subordinated Notes of the series pursuant to Sections 203, 303, 304, 907 or 1107);

               (3) the Person to whom interest on a Junior Subordinated Note of the series shall be payable if other than the Person in whose name that Junior Subordinated Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

               (4) the date or dates on which the principal of the Junior Subordinated Notes of the series is payable, and the right, if any, to extend the Stated Maturity of the Junior Subordinated Notes and the conditions to such extension;

               (5) the rate or rates at which the Junior Subordinated Notes of the series shall bear interest, if any, or any method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on Junior Subordinated Notes on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

               (6) the place or places where the principal of (and premium, if any) and interest, if any, on Junior Subordinated Notes of the series shall be payable;

               (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Junior Subordinated Notes of the series may be redeemed, in whole or in part, at the option of the Company;

               (8) the obligation, if any, of the Company to redeem or purchase Junior Subordinated Notes of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the period or periods within which, the price or prices at which ,and the terms and conditions upon which, Junior Subordinated Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (9) the denominations in which Junior Subordinated Notes of the series shall be issuable;

               (10) if the amount of payments of principal of (and premium, if any) or interest (including Additional Interest) on the Junior Subordinated Notes of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

               (11) if other than the principal amount thereof, the portion of the principal amount of Junior Subordinated Notes of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 ;

               (12) any deletions from, modifications of or additions to the Events of Default or covenants of the Company as provided herein pertaining to the Junior Subordinated Notes of the series, and any change in the rights of the Trustee or Holders of such series pursuant to Section 901 or 902;

               (13) any additions to the definitions currently set forth in this Indenture with respect to such series;

               (14) whether the Junior Subordinated Notes of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for certificated Junior Subordinated Notes of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 203; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the legend referred to in Section 203;

               (15) the right, if any, of the Company to extend the interest payment periods of such series of Junior Subordinated Notes, including the maximum duration of any such extension or extensions, the Additional Interest, if any, payable on such Junior Subordinated Notes during any extension of the interest payment period and any notice (which shall include notice to the Trustee) that must be given upon the exercise of such right to extend interest payment periods;

               (16) any restriction or condition on the transferability of such Junior Subordinated Notes; and

               (17)  any other terms of the series.

        All Junior Subordinated Notes of any one series shall be substantially identical except as to the date or dates from which interest, if any, shall accrue and denomination and except as may otherwise be provided in the terms of such Junior Subordinated Notes determined or established as provided above. All Junior Subordinated Notes of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Junior Subordinated Notes of such series.

Section 302.  Execution, Authentication, Delivery and Dating.

        The Junior Subordinated Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Junior Subordinated Notes may be manual or facsimile.

        Junior Subordinated Notes bearing the manual or facsimile signatures of individuals who were at the time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Junior Subordinated Notes or did not hold such offices at the date of such Junior Subordinated Notes.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Junior Subordinated Notes of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Junior Subordinated Notes, and the Trustee, in accordance with the Company Order, shall authenticate and deliver such Junior Subordinated Notes. If all of the Junior Subordinated Notes of any series are not to be issued at one time and if the supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Junior Subordinated Notes and determining the terms of particular Junior Subordinated Notes of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating Junior Subordinated Notes hereunder, and accepting the additional responsibilities under this Indenture in relation to such Junior Subordinated Notes, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:

               (1)   an Opinion of Counsel, to the effect that:

                     (a) the form and terms of such Junior Subordinated Notes or the manner of determining such terms have been established in conformity with the provisions of this Indenture; and

                     (b) such Junior Subordinated Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

               (2) an Officers' Certificate stating, to the best knowledge of each signer of such certificate, that no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Junior Subordinated Notes shall have occurred and be continuing.

The Trustee shall not be required to authenticate such Junior Subordinated Notes if the issue of such Junior Subordinated Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Junior Subordinated Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        If all the Junior Subordinated Notes of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officers' Certificate at the time of issuance of each such Junior Subordinated Note, but such opinion and certificate shall be delivered at or before the time of issuance of the first Junior Subordinated Note of such series to be issued.

        Each Junior Subordinated Note shall be dated the date of its authentication.

        No Junior Subordinated Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Junior Subordinated Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Junior Subordinated Note shall be conclusive evidence, and the only evidence, that such Junior Subordinated Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

Section 303.  Registration, Registration of Transfer and Exchange.

        The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 303 or Section 1002 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Junior Subordinated Notes and of transfers of Junior Subordinated Notes. The Trustee is hereby initially appointed as Security Registrar for the purpose of registering Junior Subordinated Notes and transfers of Junior Subordinated Notes as herein provided.

        Subject to Section 203, upon surrender for registration of transfer of any Junior Subordinated Note of any series at the office or agency maintained for such purpose for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Junior Subordinated Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

        Subject to Section 203, Junior Subordinated Notes of any series may be exchanged, at the option of the Holder, for Junior Subordinated Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Junior Subordinated Notes to be exchanged at any such office or agency.

        Whenever any Junior Subordinated Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Junior Subordinated Notes that the Holder making the exchange is entitled to receive.

        All Junior Subordinated Notes issued upon any registration of transfer or exchange of Junior Subordinated Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Junior Subordinated Notes surrendered upon such registration of transfer or exchange.

        Every Junior Subordinated Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Junior Subordinated Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Junior Subordinated Notes, other than exchanges pursuant to Section 304, 907 or 1107 not involving any transfer.

        The Company shall not be required (i) to issue, to register the transfer of or to exchange Junior Subordinated Notes of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Junior Subordinated Notes of that series called for redemption, or (ii) to issue, to register the transfer of or to exchange any Junior Subordinated Notes so selected for redemption in whole or in part, except the unredeemed portion of any Junior Subordinated Note being redeemed in part.

        None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 304.  Mutilated, Destroyed, Lost and Stolen Junior Subordinated Notes.

        If any mutilated Junior Subordinated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Junior Subordinated Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Junior Subordinated Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Junior Subordinated Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Junior Subordinated Note, a new Junior Subordinated Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Junior Subordinated Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Junior Subordinated Note, pay such Junior Subordinated Note.

        Upon the issuance of any new Junior Subordinated Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Junior Subordinated Note of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Junior Subordinated Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Junior Subordinated Note shall be at any time enforceable by anyone, and any such new Junior Subordinated Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Junior Subordinated Notes of that series duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Junior Subordinated Notes.

Section 305.  Payment of Interest; Interest Rights Preserved.

        Unless otherwise provided as contemplated by Section 301 with respect to any series of Junior Subordinated Notes, interest (including Additional Interest) on any Junior Subordinated Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Junior Subordinated Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

        Any interest (including Additional Interest) on any Junior Subordinated Note of any series that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Junior Subordinated Notes of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Junior Subordinated Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Junior Subordinated Notes of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Junior Subordinated Notes of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest (including Additional Interest, if any) on the Junior Subordinated Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Junior Subordinated Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Junior Subordinated Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Junior Subordinated Note shall carry the rights to interest accrued (including Additional Interest, if any) and unpaid, and to accrue (including Additional Interest, if any), which were carried by such other Junior Subordinated Note.

Section 306.  Persons Deemed Owners.

        Prior to due presentment of a Junior Subordinated Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Junior Subordinated Note is registered as the absolute owner of such Junior Subordinated Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 305) interest (including Additional Interest, if any) on such Junior Subordinated Note and for all other purposes whatsoever, whether or not such Junior Subordinated Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 307.  Cancellation.

        All Junior Subordinated Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Junior Subordinated Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Junior Subordinated Notes so delivered shall be promptly canceled by the Trustee. No Junior Subordinated Notes shall be authenticated in lieu of or in exchange for any Junior Subordinated Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Junior Subordinated Notes held by the Trustee shall be disposed of in accordance with a Company Order and the Trustee shall promptly deliver a certificate of disposition to the Company.

Section 308.  Computation of Interest.

        Except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of any series, interest on the Junior Subordinated Notes of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.

        This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Junior Subordinated Notes herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1)   either

                     (A) all Junior Subordinated Notes theretofore authenticated and delivered (other than (i) Junior Subordinated Notes that have been destroyed, lost or stolen and that have been replaced as provided for in Section 304 and (ii) Junior Subordinated Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                     (B) all such Junior Subordinated Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or have been called for redemption,

               and the Company, in either case, has deposited or caused to be deposited with the Trustee as funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Junior Subordinated Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of the Stated Maturity or Redemption Date, as the case may be, or if later, the date of payment;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        In the event there are Junior Subordinated Notes of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Junior Subordinated Notes of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

        If, subsequent to the date a discharge is effected pursuant to this
Section 401, Additional Interest (in excess of that established as of the date such discharge is effected) becomes payable in respect of the series of Junior Subordinated Notes discharged, in order to preserve the benefits of the discharge established hereunder, the Company shall irrevocably deposit or cause to be irrevocably deposited in accordance with the provisions of this Section 401, within ten Business Days prior to the date the first payment in respect of any portion of such excess Additional Interest becomes due, such additional funds as are necessary to satisfy the provisions of this Section 401 as if a discharge were being effected as of the date of such subsequent deposit. Failure to comply with the requirements of this paragraph shall result in the termination of the benefits of the discharge established by this Section 401.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Junior Subordinated Notes, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                 ARTICLE FIVE

                                   REMEDIES

Section 501.  Events of Default.

        "Event of Default", wherever used herein with respect to Junior Subordinated Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or occasioned by the operation of Article Thirteen):

               (1) default in the payment of any interest upon any Junior Subordinated Note of that series when it becomes due and payable on an Interest Payment Date other than at Maturity, including Additional Interest (as defined in clause (ii) of the definition thereof) in respect thereof, and the continuance of such default for 60 days, or default in the payment of Additional Interest (as defined in clause (ii) of the definition thereof); provided, however, that (i) a valid extension of the interest payment period pursuant to the terms of a supplemental indenture authorizing the Junior Subordinated Notes of that series shall not constitute a default in the payment of interest for this purpose, and (ii) no such default shall be deemed to exist if, on or prior to the date on which such interest became due, the Company shall have made a payment sufficient to pay such interest pursuant to the Guarantee related to the Trust Securities of the Securities Trust owning such series of Junior Subordinated Notes, and shall have delivered a notice to the Trustee to that effect; or

               (2) default in the payment of Additional Interest (as defined in clause (ii) of the definition thereof) and the continuance of such default for a period of 60 days; or

               (3) default in the payment of the principal of, (or premium, if any) or interest (including Additional Interest as defined in clause
        (ii) of the definition thereof) on any Junior Subordinated Note of that series at its Maturity; provided however, that no such default in the payment of principal (or premium, if any) or interest shall be deemed to exist if, on or prior to the date such principal (and premium, if any) or interest became due, the Company shall have made a payment sufficient to pay such principal (and premium, if any) or interest pursuant to the Guarantee related to the Trust Securities of the Securities Trust owning such series of Junior Subordinated Notes, and shall have delivered a notice to the Trustee to that effect; or

               (4) default in the deposit of any sinking fund payment, when and as due by the terms of a Junior Subordinated Note of that series and continuance of such default for a period of 3 Business Days; or

               (5) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Junior Subordinated Notes other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Junior Subordinated Notes of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (6)   the entry by a court having jurisdiction in the premises of
        (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (7) the commencement by the Company of a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (8) any other Event of Default provided with respect to Junior Subordinated Notes of that series in the supplemental indenture authorizing such series.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default with respect to Junior Subordinated Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Junior Subordinated Notes of that series may declare the principal amount of all of the Junior Subordinated Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

        At any time after such a declaration of acceleration with respect to Junior Subordinated Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                     (A) all overdue interest (including any Additional Interest) on all Junior Subordinated Notes of that series,

                     (B) the principal of (and premium, if any, on) any Junior Subordinated Notes of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Junior Subordinated Notes,

                     (C) to the extent that payment of such interest is lawful, interest upon overdue interest (including any Additional Interest) at the rate or rates prescribed therefor in such Junior Subordinated Notes, and

                     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607; and

               (2) all Events of Default with respect to Junior Subordinated Notes of that series, other than the non-payment of the principal of Junior Subordinated Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company covenants that if an Event of Default occurs under Section 501(1), (2) or (3) with respect to any Junior Subordinated Notes, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Junior Subordinated Notes, the whole amount then due and payable on such Junior Subordinated Notes for principal (and premium, if any) and interest (including Additional Interest, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest (including Additional Interest, if any), at the rate or rates prescribed therefor in such Junior Subordinated Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.

        If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Junior Subordinated Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Junior Subordinated Notes, wherever situated.

        If an Event of Default with respect to Junior Subordinated Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Junior Subordinated Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Junior Subordinated Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Junior Subordinated Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Junior Subordinated Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607) and of the Holders of Junior Subordinated Notes allowed in such judicial proceeding, and

               (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Junior Subordinated Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Junior Subordinated Notes, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Junior Subordinated Note any plan of reorganization, arrangement, adjustment or composition affecting the Junior Subordinated Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Junior Subordinated Note in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Junior Subordinated Notes.

        All rights of action and claims under this Indenture or the Junior Subordinated Notes may be prosecuted and enforced by the Trustee without the possession of any of the Junior Subordinated Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Junior Subordinated Notes in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Junior Subordinated Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               First: To the payment of all amounts due the Trustee under
        Section 607; and

               Second: Subject to Article Thirteen, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest (including Additional Interest, if any) on the Junior Subordinated Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Junior Subordinated Notes for principal (and premium, if any) and interest (including Additional Interest, if any), respectively; and

               Third: The balance, if any, to the Person or Persons entitled thereto.

Section 507.  Limitation on Suits.

        No Holder of any Junior Subordinated Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Junior Subordinated Notes of that series;

               (2) the Holders of not less than a majority in principal amount of the Outstanding Junior Subordinated Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture but subject to Article Thirteen, the Holder of any Junior Subordinated Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 305) interest (including any Additional Interest) on such Junior Subordinated Note on the Stated Maturity or Maturities expressed in such Junior Subordinated Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

        If the Trustee or any Holder of a Junior Subordinated Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Junior Subordinated Notes shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Junior Subordinated Notes in the last paragraph of Section 304, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Junior Subordinated Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Junior Subordinated Note to exercise any right or remedy upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Junior Subordinated Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Junior Subordinated Notes.

Section 512.  Control by Holders of Junior Subordinated Notes.

        The Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Junior Subordinated Notes of such series, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where reasonable indemnity would not be adequate, and

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Junior Subordinated Notes of any series may, on behalf of the Holders of all the Junior Subordinated Notes of such series, waive any past default hereunder with respect to such series and its consequences, except a default

               (1) in the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Note of such series, or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Junior Subordinated Note of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

        All parties to this Indenture agree, and each Holder of any Junior Subordinated Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Junior Subordinated Notes of any series, or to any suit instituted by any Holder of any Junior Subordinated Note for the enforcement of the payment of the principal of (or premium, if any) or interest (including Additional Interest) on any Junior Subordinated Note on or after the Stated Maturity or Maturities expressed in such Junior Subordinated Note (or, in the case of redemption, on or after the Redemption Date).

Section 515.  Waiver of Stay or Extension Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default with respect to Junior Subordinated Notes of any series,

          (1) the Trustee undertakes to perform, with respect to Junior Subordinated Notes of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may, with respect to Junior Subordinated Notes of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Junior Subordinated Notes of any series has occurred and is continuing, the Trustee shall exercise, with respect to Junior Subordinated Notes of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Junior Subordinated Notes of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Junior Subordinated Notes of any series, the Trustee shall transmit by mail to all Holders of Junior Subordinated Notes of such series entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, notice of all defaults hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including Additional Interest) on any Junior Subordinated Note of such series or in the payment of any sinking fund installment with respect to Junior Subordinated Notes of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Junior Subordinated Notes of such series; and provided, further, that in the case of any default of the character specified in Section 501(5) with respect to Junior Subordinated Notes of such series, no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Junior Subordinated Notes of such series.

Section 603.  Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Junior Subordinated Notes of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Junior Subordinated Notes of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trustee Administration Department and agency group of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, and other obligor on such Junior Subordinated Notes or by any Holder of such Junior Subordinated Notes.

Section 604. Not Responsible for Recitals of Issuance of Junior Subordinated Notes.

     The recitals contained herein and in the Junior Subordinated Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Junior Subordinated Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Junior Subordinated Notes or the proceeds thereof.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Trust Securities and shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of a Trust Security to establish that such Person is such a holder. The Trustee may conclusively rely on an Officers' Certificate as evidence that the holders of the necessary percentage of liquidation preference of Trust Securities have taken any action contemplated hereunder and shall have no duty to investigate the truth or accuracy of any statement contained therein.

Section 605.  May Hold Junior Subordinated Notes.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Junior Subordinated Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Junior Subordinated Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Junior Subordinated Notes.

Section 608.  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and qualified and eligible under this Article and otherwise permitted by the Trust Indenture Act to act as Trustee under an Indenture qualified under the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Junior Subordinated Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Junior Subordinated Notes of such series.

     (c) The Trustee may be removed at any time with respect to the Junior Subordinated Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of such series delivered to the Trustee and to the Company.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Junior Subordinated Note who has been a Holder of a Junior Subordinated Note for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Junior Subordinated Notes, or (ii) subject to
Section 514, any Holder of a Junior Subordinated Note who has been a bona fide Holder of a Junior Subordinated Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Junior Subordinated Notes and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Junior Subordinated Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Junior Subordinated Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Junior Subordinated Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Junior Subordinated Notes of any particular series) and shall comply with the applicable requirements of
Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Junior Subordinated Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Junior Subordinated Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Junior Subordinated Notes of any series shall have been so appointed by the Company or the Holders of Junior Subordinated Notes and accepted appointment in the manner required by
Section 611, any Holder of a Junior Subordinated Note who has been a bona fide Holder of a Junior Subordinated Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Junior Subordinated Notes of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Junior Subordinated Notes of any series and each appointment of a successor Trustee with respect to the Junior Subordinated Notes of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of such series of Junior Subordinated Notes as their names and addresses appear in the Security Register.

Section 611.  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Junior Subordinated Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Junior Subordinated Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Junior Subordinated Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Junior Subordinated Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Junior Subordinated Notes of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Junior Subordinated Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Junior Subordinated Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Junior Subordinated Notes.

Section 613.  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Junior Subordinated Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 311(b)(4) and (6) of the Trust Indenture Act:

     (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

     (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 614.  Appointment of Authenticating Agent.

     At any time when any of the Junior Subordinated Notes remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Junior Subordinated Notes that shall be authorized to act on behalf of the Trustee to authenticate Junior Subordinated Notes of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 304, and Junior Subordinated Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Junior Subordinated Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Junior Subordinated Notes, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     The provisions of Sections 306, 604 and 605 shall be applicable to each Authenticating Agent.

     If an appointment with respect to one or more series is made pursuant to this Section, the Junior Subordinated Notes of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

               This is one of the Junior Subordinated Notes of the series designated therein referred to in the within-mentioned Indenture.

                         ______________________________
                                   As Trustee

                         By____________________________
                              As Authenticating Agent

                         By____________________________
                               Authorized Signatory

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than June 1 and December 1, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Junior Subordinated Notes as of the preceding May 15 or November 15, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.

     (a) The Trustee shall comply with the obligations imposed on it pursuant to Section 312 of the Trust Indenture Act.

     (b) Every Holder of Junior Subordinated Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Junior Subordinated Notes in accordance with Section 312(b) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 703.  Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Junior Subordinated Notes pursuant to this Indenture, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

     (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

     (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

Section 704.  Reports by Company.

     The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Junior Subordinated Notes, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4) notify the Trustee when and as the Junior Subordinated Notes of any series become admitted to trading on any national securities exchange.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

          (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including Additional Interest) on all the Junior Subordinated Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transactions, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.  Successor Corporation Substituted.

     Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Junior Subordinated Notes.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders of Junior Subordinated Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Junior Subordinated Notes; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Junior Subordinated Notes (and if such covenants are to be for the benefit of less than all series of Junior Subordinated Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3)  to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Junior Subordinated Notes or to permit the issuance of Junior Subordinated Notes in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Junior Subordinated Notes of any series in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture with respect to any series of Junior Subordinated Notes theretofore unissued; or

          (6)  to secure the Junior Subordinated Notes; or

          (7) to establish the form or terms of Junior Subordinated Notes of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Junior Subordinated Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Junior Subordinated Notes of any series or holders of outstanding Trust Securities in any material respect; or

          (10) subject to Section 903(a), to make any change in Article Thirteen that would limit or terminate the benefits available to any holder of Senior Indebtedness under such Article; or

          (11) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

Section 902.  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Junior Subordinated Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Junior Subordinated Notes of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Junior Subordinated Note affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Junior Subordinated Note, or reduce the principal amount thereof or the rate of interest (including Additional Interest) thereon or any premium payable upon the redemption thereof, or change the method of calculating the rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Junior Subordinated Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section 902, Section 513 or
     Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Junior Subordinated Note affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Junior Subordinated Note with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

          (4) modify the provisions of this Indenture with respect to the subordination of the Junior Subordinated Notes in a manner adverse to such Holder.

Section 903.  General Provisions Regarding Supplemental  Indenture.

     (a)  A supplemental indenture entered into pursuant to Section 901 or
Section 902 may not make any change that adversely affects the rights under Article Thirteen of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

     (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Junior Subordinated Notes, or which modifies the rights of the Holders of Junior Subordinated Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Junior Subordinated Notes of any other series.

     (c) It shall not be necessary for any Act of Holders of Junior Subordinated Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act or action shall approve the substance thereof.

Section 904.  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

Section 905.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Junior Subordinated Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 906.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 907.  Reference in Junior Subordinated Notes to Supplemental Indentures.

     Junior Subordinated Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Junior Subordinated Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Junior Subordinated Notes of such series.

                                  ARTICLE TEN

                                   COVENANTS

Section 1001. Payment of Principal and Interest.

        The Company covenants and agrees for the benefit of each series of Junior Subordinated Notes that it will duly and punctually pay the principal of (and premium, if any) and interest, including Additional Interest (subject to the right of the Company to extend an interest payment period pursuant to the terms of a supplemental indenture authorizing the Junior Subordinated Notes of that series), on the Junior Subordinated Notes of that series in accordance with the terms of the Junior Subordinated Notes and this Indenture.

Section 1002. Maintenance of Office or Agency.

        The Company will maintain an office or agency where Junior Subordinated Notes of that series may be presented or surrendered for payment, where Junior Subordinated Notes of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Junior Subordinated Notes of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Junior Subordinated Notes or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Junior Subordinated Notes of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

        The Company may also from time to time designate one or more other offices or agencies where the Junior Subordinated Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Junior Subordinated Notes Payments to Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent with respect to any series of Junior Subordinated Notes, it will, on or before each due date of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any of the Junior Subordinated Notes of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Interest, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Junior Subordinated Notes, it will, prior to each due date of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any Junior Subordinated Notes of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Interest, if any) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest (including Additional Interest, if any), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent for any series of Junior Subordinated Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on Junior Subordinated Notes of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Junior Subordinated Notes of that series) in the making of any payment of principal of (and premium, if any) or interest (including Additional Interest, if any) on the Junior Subordinated Notes of that series; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge or defeasance of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any Junior Subordinated Note of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest (including Additional Interest, if any) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Junior Subordinated Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in New York City notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Additional Interest.

        If the Junior Subordinated Notes of a series provide for the payment of Additional Interest (for purposes of this Section 1004, as defined in clause (i) of the definition thereof) to the Holders of such Junior Subordinated Notes, then the Company shall pay to each Holder of such Junior Subordinated Notes the Additional Interest as provided therein.

        Except as otherwise provided in or pursuant to this Indenture, if the Junior Subordinated Notes of a series provide for the payment of Additional Interest, at least 10 days prior to the first Interest Payment Date or other date with respect to that series of Junior Subordinated Notes upon which such Additional Interest shall be payable (or, if the Junior Subordinated Notes of that series shall not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee or the Company, with an Officers' Certificate stating the amount of the Additional Interest payable per minimum authorized denomination of such Junior Subordinated Notes (and, if such Additional Interest is payable only with respect to particular Junior Subordinated Notes, then the names of the Holders of such Junior Subordinated Notes).

Section 1005. Corporate Existence.

        Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006. Limitations on Dividend and Certain Other Payments.

        The Company covenants, for the benefit of the Holders of each series of Junior Subordinated Notes, that, subject to the next succeeding sentence, (a) the Company shall not declare or pay any dividend or make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its capital stock, and (b) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company which rank pari passu with or junior to the Junior Subordinated Notes, (a) if at such time the Company shall have given notice of its election to extend an interest payment period for such series of Junior Subordinated Notes and such extension shall be continuing, (b) if at such time the Company shall be in default with respect to its payment or other obligations under the Guarantee with respect to the series of Trust Securities, if any, related to such series of Junior Subordinated Notes, or (c) if at such time an Event of Default hereunder with respect to such series of Junior Subordinated Notes shall have occurred and be continuing. The preceding sentence, however, shall not restrict (i) any of the actions described in the preceding sentence resulting from any reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (ii) the declaration and payment of a dividend or distribution or similar share purchase rights in the future, or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged. The Company covenants that it shall take all actions necessary to ensure the compliance of its Subsidiaries with this Section 1006.

Section 1007. Statement as to Compliance.

        (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with
Section 102, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1007, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

        (b) The Company shall deliver to the Trustee, no later than the Business Day on which the event occurs, written notice of the liquidation, dissolution or winding-up of a Securities Trust if such liquidation, dissolution or winding-up would occur earlier than the Stated Maturity of the Junior Subordinated Notes owned by such Securities Trust.

        (c) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to Section 501.

Section 1008. Waiver of Certain Covenants.

        The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 and 1006 with respect to the Junior Subordinated Notes of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Junior Subordinated Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                    REDEMPTION OF JUNIOR SUBORDINATED NOTES

Section 1101. Applicability of Article.

        Junior Subordinated Notes of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of any series) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

        The election of the Company to redeem any Junior Subordinated Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Junior Subordinated Notes of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the related Property Trustee), notify the Trustee and the related Property Trustee in writing of such Redemption Date. In case of any redemption at the election of the Company of less than all the Junior Subordinated Notes of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the related Property Trustee), notify the Trustee and the related Property Trustee in writing of such Redemption Date and of the principal amount of Junior Subordinated Notes of such series to be redeemed. In the case of any redemption of Junior Subordinated Notes (i) prior to the expiration of any restriction on such redemption provided in the terms of such Junior Subordinated Notes or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Junior Subordinated Notes, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1103. Selection by Trustee of Junior Subordinated Notes to Be Redeemed.

        If the Junior Subordinated Notes are registered in the name of only one Holder, any partial redemptions shall be pro rata. If the Junior Subordinated Notes are held in definitive form by more than one Holder and if less than all the Junior Subordinated Notes of any series are to be redeemed, the particular Junior Subordinated Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Junior Subordinated Notes of such series not previously called for redemption, by lot or other such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Junior Subordinated Notes of that series or any integral multiple thereof) of the principal amount of Junior Subordinated Notes of such series of a denomination larger than the minimum authorized denomination for Junior Subordinated Notes of that series.

        The Trustee shall promptly notify the Company in writing of the Junior Subordinated Notes selected for redemption and, in the case of any Junior Subordinated Notes selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Junior Subordinated Notes shall relate, in the case of any Junior Subordinated Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Junior Subordinated Notes which has been or is to be redeemed.

Section 1104. Notice of Redemption.

        Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Junior Subordinated Notes to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

        All notices of redemption shall state:

               (1)   the Redemption Date,

               (2)   the Redemption Price,

               (3) if less than all the Outstanding Junior Subordinated Notes of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Junior Subordinated Notes to be redeemed,

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Junior Subordinated Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

               (5) the place or places where such Junior Subordinated Notes, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

               (6) that the redemption is for a sinking fund, if such is the case.

        Notice of redemption of Junior Subordinated Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105. Deposit of Redemption Price.

        Except as otherwise provided in a supplemental indenture pursuant to
Section 301, prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and accrued interest, if any, on all the Junior Subordinated Notes which are to be redeemed on that date.

Section 1106. Junior Subordinated Notes Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Junior Subordinated Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with any accrued interest (including any Additional Interest) thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Junior Subordinated Notes shall cease to bear interest. Upon surrender of any such Junior Subordinated Note for redemption in accordance with such notice, such Junior Subordinated Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any, and any Additional Interest to the Redemption Date; provided, however, that, except as otherwise provided in a supplemental indenture pursuant to Section 301, installments of interest on Junior Subordinated Notes whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Junior Subordinated Notes, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 305.

        If any Junior Subordinated Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Junior Subordinated Note.

Section 1107. Junior Subordinated Notes Redeemed in Part.

        Any Junior Subordinated Note that is to be redeemed only in part shall be surrendered at an office or agency of the Company therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Junior Subordinated Note without service charge, a new Junior Subordinated Notes of the same series, Stated Maturity and original issue date of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Junior Subordinated Note so surrendered.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

Section 1201. Applicability of Article.

        The provisions of this Article shall be applicable to any sinking fund for the retirement of Junior Subordinated Notes of a series except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of such series.

        The minimum amount of any sinking fund payment provided for by the terms of Junior Subordinated Notes of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Junior Subordinated Notes of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Junior Subordinated Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Junior Subordinated Notes of any series as provided for by the terms of Junior Subordinated Notes of such series.

Section 1202. Satisfaction of Sinking Fund Payments with Junior Subordinated Notes.

        The Company (1) may deliver Outstanding Junior Subordinated Notes of a series (other than any previously called for redemption), and (2) may apply as a credit Junior Subordinated Notes of a series which have been redeemed either at the election of the Company pursuant to the terms of such Junior Subordinated Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Junior Subordinated Notes, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Junior Subordinated Notes of such series required to be made pursuant to the terms of such Junior Subordinated Notes as provided for by the terms of such series; provided that such Junior Subordinated Notes have not been previously so credited. Such Junior Subordinated Notes shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Junior Subordinated Notes for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Junior Subordinated Notes for Sinking Fund.

        Not less than 60 days prior to each sinking fund payment date for any series of Junior Subordinated Notes, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Junior Subordinated Notes of that series pursuant to Section 1202 and stating the basis for such credit and that such Junior Subordinated Notes have not previously been so credited and will also deliver to the Trustee any Junior Subordinated Notes to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Junior Subordinated Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Junior Subordinated Notes shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                                 SUBORDINATION

Section 1301. Junior Subordinated Notes Subordinate to Senior Indebtedness.

        The Company covenants and agrees, and each Holder of a Junior Subordinated Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of, premium, if any, and interest (including Additional Interest) on each and all of the Junior Subordinated Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness.

Section 1302. Payment of Proceeds Upon Dissolution, Etc.

        Upon any payment or distribution of assets of the Company to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshalling of assets or liabilities or any bankruptcy, insolvency or similar proceedings of the Company (each such event, if any, referred to as a Proceeding), the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or to become due on or in respect of all Senior Indebtedness (including any interest accruing thereon after the commencement of any such Proceeding, whether or not allowed as a claim against the Company in such Proceeding), before the Holders of the Junior Subordinated Notes are entitled to receive any payment or distribution (excluding any payment described in Section 1309) on account of the principal of, premium, if any, or interest (including Additional Interest, if any) on the Junior Subordinated Notes or on account of any purchase, redemption or other acquisition of Junior Subordinated Notes by the Company (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "Payment").

        In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee or the Holders of the Junior Subordinated Notes before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

        For purposes of this Article "assets of the Company" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Junior Subordinated Notes to the payment of all Senior Indebtedness that may at the time be outstanding, provided, however, that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1302 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in Section 1303 or in this Section 1302 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1303. No Payment When Senior Indebtedness In Default.

        No payment of any principal, including redemption payments if any (premium, if any), or interest on (including Additional Interest) the Junior Subordinated Notes shall be made if

               (i) any Senior Indebtedness is not paid when due whether at the stated maturity of any such payment or by call for redemption and any applicable grace period with respect to such default has ended, with such default remaining uncured and such default has not been waived or otherwise ceased to exist;

               (ii) the maturity of any Senior Indebtedness has been accelerated because of a default; or

               (iii) notice has been given of the exercise of an option to require repayment, mandatory payment or prepayment or otherwise.

        In the event that, notwithstanding the foregoing, the Company shall make any Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, then in such event such Payment shall be held in trust and paid over and delivered forthwith to the holders of the Senior Indebtedness.

        The provisions of this Section shall not apply to any Payment with respect to which Section 1302 hereof would be applicable.

Section 1304. Payment Permitted If No Default.

        Nothing contained in this Article or elsewhere in this Indenture or in any of the Junior Subordinated Notes shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 1302 hereof or under the conditions described in Section 1303 hereof, from making Payments. Nothing in this Article shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Junior Subordinated Notes upon the occurrence of an Event of Default, but, in that event, no payment may be made in violation of the provisions of this Article with respect to the Junior Subordinated Notes. If payment of the Junior Subordinated Notes is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Indebtedness (or their representatives) of such acceleration.

Section 1305. Subrogation To Rights of Holders of Senior Indebtedness.

        The rights of the Holders of the Junior Subordinated Notes shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest (including Additional Interest) on the Junior Subordinated Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Junior Subordinated Notes or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Junior Subordinated Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Junior Subordinated Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

Section 1306. Provisions Solely To Define Relative Rights.

        The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Junior Subordinated Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Junior Subordinated Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Junior Subordinated Notes the principal of, premium, if any, and interest (including Additional Interest) on the Junior Subordinated Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Junior Subordinated Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Junior Subordinated Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder or, under the conditions specified in Section 1303, to prevent any payment prohibited by such Section or enforce their rights pursuant to the penultimate paragraph in Section 1303.

Section 1307. Trustee To Effectuate Subordination.

        Each Holder of a Junior Subordinated Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

Section 1308. No Waiver of Subordination Provisions.

        No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or any failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Junior Subordinated Notes, without incurring responsibility to the Holders of the Junior Subordinated Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Junior Subordinated Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; (vi) apply any sums received by them to Senior Indebtedness.

Section 1309. Trust Moneys Not Subordinated.

        Notwithstanding anything contained herein to the contrary, payments from money held in trust by the Trustee under Article Four for the payment of the principal of, premium, if any, and interest (including Additional Interest) on any series of Junior Subordinated Notes shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article and no Holder of such Junior Subordinated Notes nor the Trustee shall be obligated to pay over such amount to the Company, any holder of Senior Indebtedness (or a designated representative of such holder) or any other creditor of the Company.

Section 1310. Notice to the Trustee.

        The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Junior Subordinated Notes pursuant to the provision of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Junior Subordinated Notes pursuant to the provisions of this Article unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled to all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1310 at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

        The Trustee, subject to the provisions of Section 601, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1311. Reliance On Judicial Order or Certificate of Liquidating Agent.

        Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601 hereof, and the Holders of the Junior Subordinated Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Junior Subordinated Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

Section 1312. Trustee Not Fiduciary For Holders of Senior Indebtedness.

        Subject to the provisions of Section 601, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Junior Subordinated Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1313. Rights of Trustee As Holder of Senior Indebtedness; Preservation Of Trustee's Rights.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

        Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607 hereof.

Section 1314. Article Applicable To Paying Agents.

        In case at any time any Paying Agent other than the Trustee (or the Company or an Affiliate of the Company) shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intends and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

Section 1315. Reliance by Holders of Senior Indebtedness on Subordination Provisions.

        Each Holder by accepting a Junior Subordinated Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Junior Subordinated Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or to continue to hold, such Senior Indebtedness.

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

Section 1401. No Recourse Against Others.

        An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Junior Subordinated Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Junior Subordinated Note, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Junior Subordinated Notes.

Section 1402. Set-Off.

        Notwithstanding anything to the contrary in this Indenture or in any Junior Subordinated Note of any series, prior to the dissolution of any Securities Trust that has issued Trust Securities related to a series of Junior Subordinated Notes, the Company shall have the right to set-off and apply against any payment it is otherwise required to make hereunder or thereunder with respect to the principal of or interest (including any Additional Interest) on the Junior Subordinated Notes of such series with and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment with respect to the Trust Securities of the series related to such series of Junior Subordinated Notes under the applicable Guarantee. Contemporaneously with, or as promptly as practicable after, any such payment under such Guarantee, the Company shall deliver to the Trustee an Officers' Certificate (upon which the Trustee shall be entitled to rely conclusively without any requirement to investigate the facts contained therein) to the effect that such payment has been made and that, as a result of such payment, the corresponding payment under the related series of Junior Subordinated Notes has been set-off in accordance with this Section 1402.

Section 1403. Assignment; Binding Effect.

        The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article Eight. This Indenture shall be binding upon and inure to the benefit of the Company, the Trustee, the Holders, any Security Registrar, Paying Agent, and Authenticating Agent and, to the extent specifically set forth herein, the holders of Senior Indebtedness and their respective successors and assigns. The provisions of Section 1006 are for the benefit of the holders of the series of Trust Securities referred to therein and, prior to the dissolution of the related Securities Trust, may be enforced by such holders. A holder of a Trust Security shall not have the right, as such a holder, to enforce any other provision of this Indenture.

Section 1404. Additional Interest.

        Whenever there is mentioned in this Indenture, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Junior Subordinated Note of any series, such mention shall be deemed to include mention of the payment of Additional Interest provided for by the terms of such series of Junior Subordinated Notes to the extent that, in such context, Additional Interest is, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Interest in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

                              --------------------

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            VIRGINIA ELECTRIC AND POWER COMPANY


(SEAL)                                      By /s/ J. Kennerly Davis, Jr.
                                              --------------------------------
                                                    J. Kennerly Davis, Jr.
                                                    Vice President, Treasurer
                                                    and Corporate Secretary

Attest:


/s/ James P. Carney
-------------------------------------
James P. Carney
Assistant Corporate Secretary


                                            CHEMICAL BANK
                                            Trustee


(SEAL)                                      By /s/ Gregory McFarlane
                                              --------------------------------
                                                    Gregory McFarlane
                                                    Vice President

Attest:


 /s/ P. Kelly
-------------------------------------
P. Kelly
Senior Trust Officer

================================================================================




                      VIRGINIA ELECTRIC AND POWER COMPANY

                                       TO

                                 CHEMICAL BANK
                                                              Trustee.





                                  -----------


                          First Supplemental Indenture

                           Dated as of August 1, 1995




                                  -----------




                                  $139,175,250


                    Series A 8.05% Junior Subordinated Notes
                             Due September 30, 2025
                              Subject to Extension





================================================================================

                              TABLE OF CONTENTS/1/




                                                                            Page
                                                                            ----

                                   ARTICLE 1

                       Series A Junior Subordinated Notes

     Section 101.  Establishment.............................................  1
     Section 102.  Definitions...............................................  2
     Section 103.  Payment of Principal and Interest.........................  3
     Section 104.  Deferral of Maturity Date.................................  4
     Section 105.  Deferral of Interest Payments.............................  4
     Section 106.  Denominations.............................................  5
     Section 107.  Global Securities.........................................  5
     Section 108.  Transfer..................................................  6
     Section 109.  Redemption................................................  6

                                   ARTICLE 2

                            Miscellaneous Provisions

     Section 201.  Recitals by Company.......................................  7
     Section 202.  Ratification and Incorporation of Original Indenture......  7
     Section 203.  Date of First Supplemental Indenture......................  7
     Section 204.  Executed in Counterparts..................................  7






----------------------------

/1/ This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

     FIRST SUPPLEMENTAL INDENTURE dated the 1st day of August, 1995, by and between VIRGINIA ELECTRIC AND POWER COMPANY, a Virginia public service corporation, One James River Plaza, Richmond Virginia 23219 (the Company), and CHEMICAL BANK, a New York banking corporation, 450 West 33rd Street, New York, New York, 10001 (the Trustee).

     The Company has heretofore entered into a Subordinated Note Indenture dated August 1, 1995 (the Original Indenture) with Chemical Bank.

     The Original Indenture is incorporated herein by this reference and the Original Indenture as supplemented by this First Supplemental Indenture is herein called the Indenture.

     Under the Original Indenture, a new series of Junior Subordinated Notes may at any time be established by the Board of Directors of the Company in accordance with the provisions of the Original Indenture and the terms of such series may be described by a supplemental indenture executed by the Company and the Trustee.

     The Company proposes to create under the Indenture, a new series of Junior Subordinated Notes.

     Additional Junior Subordinated Notes of other series hereafter established, except as may be limited in the Subordinated Note Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified.

     All conditions necessary to authorize the execution, delivery and recording of this First Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH,


                                   ARTICLE 1

                       Series A Junior Subordinated Notes

     Section 101. Establishment. There is hereby established a new series of Junior Subordinated Notes to be issued under the Indenture, to be designated as the Company's Series A 8.05% Junior Subordinated Notes, due September 30, 2025, subject to extension (the Series A Notes).

     There are to be authenticated and delivered $139,175,250 principal amount of Series A Notes, and no further Series A Notes shall be authenticated and delivered except as provided by Sections 203, 303, 304, 907 or 1107 of the Original Indenture. The Series A Notes shall be issued in definitive fully registered form.

     The Series A Notes shall be in substantially the form set out in Exhibit A hereto. The entire principal amount of the Series A Notes shall initially be evidenced by one certificate issued to "Chemical Bank, as Property Trustee of Virginia Power Capital Trust I".

     The form of the Trustee's Certificate of Authentication for the Series A Notes shall be in substantially the form set forth in Exhibit B hereto.

     Each Series A Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

     Section 102.  Definitions.

     "Deferred Interest" means each installment of interest not paid during any Extension Period, and interest thereon. Deferred installments of interest shall bear interest at the rate of 8.05% per annum from the applicable Interest Payment Date to the date of payment, compounded quarterly.

     "Extension Period" means any period during which the Company has elected to defer payments of interest, which deferral may be for a period of up to twenty consecutive quarters.

     "Interest Payment Dates" means March 31, June 30, September 30 and December 31, commencing September 30, 1995.

     "Investment Company Act Event" means that the Company shall have received an Opinion of Counsel to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Securities Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended which change becomes effective on or after the Issue Date.

     "Original Issue Date" means August 31, 1995.

     "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day preceding such Interest Payment Date.

     "Securities Trust" means Virginia Power Capital Trust I, a statutory business trust formed by the Company under Delaware law to issue Trust Securities, the proceeds of which will be used to purchase Series A Notes.

     "Special Event" means an Investment Company Act Event or Tax Event.

     "Stated Maturity" means September 30, 2025, subject to extension as provided herein.

     "Tax Event" means that the Company shall have received an Opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, laws (or any regulation thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations, there is more than an insubstantial risk that (i) the Securities Trust would be subject to United States federal income tax with respect to income accrued or received on the Series A Notes, (ii) interest payable to the Securities Trust on the Series A Notes would not be deductible by the Company for United States federal income tax purposes or (iii) the Securities Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change or amendment becomes effective on or after Issue Date.

     Section 103. Payment of Principal and Interest. The unpaid principal amount of the Series A Notes shall bear interest at the rate of 8.05% per annum until paid or duly provided for. Interest shall be paid quarterly in arrears on each Interest Payment Date to the Person in whose name the Series A Notes are registered on the Regular Record Date for such Interest Payment Date, provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein will be paid to the person to whom principal is payable. Any such interest that is not (i) so punctually paid or duly provided for, or
(ii) subject to an Extension Period will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Series A Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Series A Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Series A Notes shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

     Payments of interest on the Series A Notes will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Series A Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Series A Notes is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day that is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable.

     Payment of the principal of and interest (including Additional Interest, if any) due at the Stated Maturity or earlier redemption of the Series A Notes shall be made upon surrender of the Series A Notes at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company,
(i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the

United States as may be designated in writing to the Trustee at least 16 days prior to the date for payment by the Person entitled thereto.

     Section 104. Deferral of Maturity Date. The Company has the right to extend the Stated Maturity of the Series A Notes for an additional ten years, to September 30, 2035 upon providing notice to the Trustee and the Holders at least 30 calendar days prior to September 30, 2025; provided that (i) the Company shall not then be bankrupt or insolvent or otherwise in default with respect to the Series A Notes, (ii) the Company shall have timely paid all amounts due on the Series A Notes for the preceding six quarters, (iii) if the Securities Trust is the Holder of the Series A Notes, the Securities Trust has paid all distributions theretofore required to be paid on the Trust Securities; (iv) the Series A Notes are then rated (or if the Securities Trust is the beneficial owner of the Series A Notes, the Trust Preferred Securities are then rated) in one of the four highest rating categories by a nationally recognized statistical rating organization (as used in Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act of 1934, as amended); and (v) the Company shall have given the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent to such extension provided for herein have been complied with.

     Section 105. Deferral of Interest Payments. The Company has the right at any time and from time to time to extend the interest payment period of the Series A Notes for up to 20 consecutive quarters (each, an Extension Period), but not beyond the Stated Maturity. Notwithstanding the foregoing, the Company has no right to extend its obligation to pay such amounts as are defined in clause (i) of the definition of Additional Interest. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that such Extension Period, together with all such previous and further extensions of that Extension Period, shall not exceed 20 consecutive quarters. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the above limitations and requirements.

     Upon the termination of any Extension Period, which termination shall be on an Interest Payment Date, the Company shall pay all Deferred Interest on the next succeeding Interest Payment Date to the Person in whose name the Series A Notes are registered on the Regular Record Date for such Interest Payment Date, provided that Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable.

     During any Extension Period, the Company shall not (i) declare or pay any dividend or distribution on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, or make any guarantee payments with respect to the foregoing or (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to the Series A Notes.

     The Company shall give the Holder or Holders of the Series A Notes and the Trustee notice, as provided in Sections 105 and 106, respectively, of the Original Indenture, of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the Regular Record Date relating to the Interest Payment Date on which the Extension Period is to commence or relating to the Interest Payment Date on which an Extension Period that is being extended would otherwise terminate, or (ii) the date the Company or Securities Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization of the record date or the date such distributions are payable.

     The Company shall pay to the United States or other taxing authority, as additional interest on the Series A Notes, when the same shall be due to the United States or other taxing authority, the amount set forth in clause (i) of the definition of Additional Interest.

     At the time any of the foregoing notices are given to the Trustee, the Company shall give to the Paying Agent for the Series A Notes such information as said Paying Agent shall reasonably require in order to fulfill tax reporting obligations with respect to such Series A Notes.

     Section 106. Denominations. The Series A Notes may be issued in the denominations of $25, or any integral multiple thereof.

     Section 107. Global Securities. If the Series A Notes are distributed to holders of the Trust Securities of the Securities Trust in liquidation of such holders' interests therein, the Series A Notes will be issued in the form of one or more Global Securities registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Series A Notes represented by the Global Security will not be exchangeable for, and will not otherwise be issuable as, Series A Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

     Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Series A Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee. The rights of Holders of such Global Security shall be exercised only through the Depositary.

     A Global Security shall be exchangeable for Series A Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed, or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed, (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable or (iii) there shall have occurred an Event of Default with respect to the Series A Notes. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Series A Notes registered in such names as the Depositary shall direct.

     Section 108. Transfer. No service charge will be made for any transfer or exchange of Series A Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Company shall not be required (a) to issue, transfer or exchange any Series A Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice identifying the serial numbers of the Series A Notes to be called for redemption, and ending at the close of business on the day of the mailing, or (b) to transfer or exchange any Series A Notes theretofore selected for redemption in whole or in part, except the unredeemed portion of any Series A Note redeemed in part.

     Section 109. Redemption. The Series A Notes shall be subject to redemption at the option of the Company, in whole or in part, without premium or penalty, at any time or from time to time on or after September 30, 2000, at a Redemption Price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest, including Additional Interest, if any, to the Redemption Date; provided, however, that no redemption in part shall be permitted if it would result in the delisting of the Trust Preferred Securities. In addition, upon occurrence of a Special Event, the Company may, within 90 days following the occurrence thereof, elect to redeem the Series A Notes, in whole, at a price equal to 100% of the principal amount to be redeemed plus any accrued but unpaid interest (including Additional Interest) to the Redemption Date, within 90 days following the occurrence of a Special Event; provided, however, that if at the time of the occurrence of the Special Event, there is available to the Company or the Securities Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which would have no adverse effect on the Securities Trust, the Company or the holders of Trust Securities, the Company or the Securities Trust, as the case may be, will pursue such measure in lieu of redemption.

     In the event of redemption of the Series A Notes in part only, a new Series A Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof.

     The Series A Notes will not have a sinking fund.

     Notice of redemption shall be given as provided in Section 1104 of the Original Indenture.

     Any redemption of less than all of the Series A Notes shall, with respect to the principal thereof, be divisible by $25.

                                   ARTICLE 2

                            Miscellaneous Provisions

     Section 201. Recitals by Company. The recitals in this First Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of Series A Notes and of this First Supplemental Indenture as fully and with like effect as if set forth herein in full.

     Section 202. Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture, as heretofore supplemented and modified, and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     Section 203. Date of First Supplemental Indenture. Although this First Supplemental Indenture is dated for convenience and for the purpose of reference August 1, 1995, the actual dates of execution by the Company and by the Trustee are indicated by their respective acknowledgements hereto annexed.

     Section 204. Executed in Counterparts. This First Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.


                                      VIRGINIA ELECTRIC AND POWER COMPANY


SEAL                                   /s/ J. Kennerly Davis
                                      -----------------------------
                                      Vice President


Attest: /s/ James P. Carney
       ------------------------------------
       Assistant Corporate Secretary



                                      CHEMICAL BANK


SEAL                                   /s/ Gregory McFarlane
                                      -----------------------------
                                      Vice President


Attest: /s/ P. Kelly
       ----------------------------
       Senior Trust Officer

                                                                       Exhibit A
                                                                       ---------

                                                                             No.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO VIRGINIA ELECTRIC AND POWER COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]/1/

THE INDEBTEDNESS EVIDENCED BY THIS SECURITY IS, TO THE EXTENT PROVIDED IN THE INDENTURE, SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS, AND THIS SECURITY IS ISSUED SUBJECT TO THE PROVISIONS OF THE INDENTURE WITH RESPECT THERETO.

                      VIRGINIA ELECTRIC AND POWER COMPANY
                    Series A [   %] Junior Subordinated Note
                             Due September 30, 2025
                              Subject to Extension

Principal Amount:                                Regular Record Date:        15th calendar
                                                                             day prior to
Original Issue Date:                                                         Interest
                                                                             Payment Date

Stated Maturity:     September 30, 2025,         Interest Payment Dates:     March 31
                     subject to extension                                    June 30
                     for up to ten years                                     September 30
                                                                             December 31
Interest Rate:

Authorized                                       Initial Redemption Date:    September 30, 2000
Denomination:                        $25



---------------------------
/1/The bracketed language would apply to and appear on only a Global Security.


                              Exhibit A - Page 1

     Virginia Electric and Power Company, a public service corporation duly organized and existing under the laws of the Commonwealth of Virginia (the Company, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the principal sum of



on the Stated Maturity shown above (or upon earlier redemption), and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity (or upon earlier redemption) at the rate per annum shown above until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or on a Redemption Date) will, as provided in such Indenture, be paid to the Person in whose name this Note (the Note) is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date, provided that any interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

     Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York City are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee or the principal corporate trust office of the Property Trustee of the Securities Trust are closed for business.


                              Exhibit A - Page 2

     The Company has the right to extend the Stated Maturity of the Series A Notes for an additional ten years, to September 30, 2035, upon providing notice to the Trustee and the Holders at least 30 calendar days prior to September 30, 2025; provided that (i) the Company shall not then be bankrupt or insolvent or otherwise in default with respect to the Series A Notes, (ii) the Company shall have timely paid all amounts due on the Series A Notes for the preceding six quarters without deferral, (iii) if the Securities Trust is the beneficial owner of the Series A Notes, the Securities Trust has paid all distributions theretofore required to be paid on the Trust Securities; (iv) the Series A Notes are then rated (or if the Securities Trust is the beneficial owner of the Series A Notes, the Trust Preferred Securities are then rated) in one of the four highest rating categories by a nationally recognized statistical rating organization (as used in Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act of 1934, as amended); and (v) the Company shall have given the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent to such extension provided for herein have been complied with.

     The Company shall have the right at any time and from time to time during the term of this Note to extend the interest payment period of such Note for up to 20 consecutive quarters but not beyond the Stated Maturity of this Note (each, an Extension Period), during which periods unpaid interest (together with interest thereon) will compound quarterly at the Interest Rate (Deferred Interest). Upon the termination of each Extension Period, which shall be an Interest Payment Date, the Company shall pay all Deferred Interest on the next succeeding Interest Payment Date to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date, provided that any Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters. Upon the termination of any such Extension Period, and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the above requirements. During any such Extension Period, the Company shall not (i) declare or pay any dividend or distribution on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, or make any guarantee payments with respect to the foregoing or (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to this Note. The Company shall give the Holder of this Note and the Trustee notice of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the Regular Record Date relating to the Interest Payment Date on which the Extension Period is to commence or relating to the Interest Payment Date on which an Extension Period that is being extended would otherwise terminate or (ii) the date the Company or Securities Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization of the record date or the date distributions are payable.

     The Company also shall be obligated to pay to the United States or other taxing authority when due all additional amounts as may be required so that the net amount received and retained by the Holder (if the Holder is a Securities Trust) after paying taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United


                              Exhibit A - Page 3

States or any other taxing authority will not be less than the amounts such Holder would have received had no such taxes, duties, assessments, or other governmental charges been imposed.

     Payment of the principal of and interest (including Additional Interest, if any) due at the Stated Maturity or earlier redemption of the Series A Notes shall be made upon surrender of the Series A Notes at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company,
(i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 16 days prior to the date for payment by the Person entitled thereto.

     The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     [REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.]

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                              Exhibit A - Page 4

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:             , 1995
       --------- --

                          VIRGINIA ELECTRIC AND POWER COMPANY

                          By:
                             --------------------------------
                             [President/Vice President]

                          Attest:
                          By:
                             --------------------------------
                             [Corporate Secretary/Assistant Corporate Secretary]



          [SEAL OF VIRGINIA ELECTRIC AND POWER COMPANY APPEARS HERE]


                              Exhibit A - Page 5

                      [VIRGINIA ELECTRIC AND POWER COMPANY
                    Series A [   %] Junior Subordinated Note
                        Reverse of Note, if applicable]

     This Note is one of a duly authorized issue of Junior Subordinated Notes of the Company, issued and issuable in one or more series under a Subordinated Note Indenture, dated as of ___________ ___, 1995, as supplemented (the Indenture), between the Company and Chemical Bank, as Trustee (the Trustee, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes issued thereunder and of the terms upon which said Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Indenture. This Note is one of the series designated [on the face hereof] as Series A [ %] Junior Subordinated Notes, due September 30, 2025, subject to extension (the Notes) in aggregate principal
amount of up to $[         ].

     The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Note at any time on or after September 30, 2000 at the option of the Company, without premium or penalty, in whole or in part, at a Redemption Price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date. Upon the occurrence of a Special Event (as defined below), the Company may, within 90 days following the occurrence thereof and subject to the terms and conditions of the Indenture, redeem this Note without premium or penalty, in whole, at a Redemption Price equal to 100% of the principal amount thereof plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date provided, however, that if at the time of the occurrence of the Special Event, there is available to the Company or the related Securities Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action or some other similar reasonable measure which would have no adverse effect on the Securities Trust, the Company or the holders of Trust Securities, the Company or the Securities Trust, as the case may be, will pursue such measure in lieu of redemption. A Special Event may be a Tax Event or an Investment Company Act Event. "Tax Event" means that the Company shall have received an Opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, laws (or any regulation thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations, there is more than an insubstantial risk that (i) the related Securities Trust would be subject to United States federal income tax with respect to income accrued or received on the Notes, (ii) interest payable to the related Securities Trust would not be deductible by the Company for United States federal income tax purposes or (iii) the related Securities Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change or amendment becomes effective on or after the Original Issue Date. "Investment Company Act Event" means that the Company shall have received an Opinion of Counsel to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental


                              Exhibit A - Page 6
agency or regulatory authority, there is more than an insubstantial risk that the related Securities Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the Original Issue Date.

     In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof. The Notes will not have a sinking fund.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                              Exhibit A - Page 7

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Notes are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

     This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                              Exhibit A - Page 8

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM --    as tenants in common             UNIF GIFT MIN ACT--_________
  TEN ENT --    as tenants by the entireties                    (Cust)
  JT TEN  --    as joint tenants with rights of  Custodian __________
                survivorship and not as tenants             (Minor)
                in common                        Under Uniform Gifts to Minors
                                                 Act __________________________
                                                              (State)

    Additional abbreviations may also be used though not on the above list.

                         -----------------------------

   FOR VALUE RECEIVED, the undersigned hereby sell(s), and transfer(s) unto
    (Please insert social security or other identifying number of assignee)

-------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
      -------------------------        ----------------------------------------


                              -------------------------------------------------

                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.



                              Exhibit A - Page 9

                                                                       Exhibit B


  This is one of the Junior Subordinated Notes of the series designated therein referred to in the within-mentioned Indenture.

                                            CHEMICAL BANK



                                            By
                                              -------------------
                                              Authorized Officer



                              Exhibit B - Page 1